SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 27, 2000

                         priceline.com Incorporated
           (Exact name of registrant as specified in its charter)


      Delaware                        0-25581                06-1528493
 (State or other Jurisdiction   (Commission File Number)   (IRS Employer
 of Incorporation)                                         Identification No.)

             800 Connecticut Avenue, Norwalk, Connecticut        06854
             (Address of principal office)                      (zip code)

             Registrant's telephone number, including area code
                               (203) 299-8000

             Five High Ridge Park, Stamford, Connecticut 06905
       (Former name or former address, if changed since last report)



 ITEM 5.  OTHER EVENTS

 Fourth Quarter Earnings

      On January 27, 2000, priceline.com Incorporated, a Delaware corporation ("priceline.com"), announced its fourth quarter final results, including fourth quarter revenues of $169.2 million and net loss per share, excluding certain items, of $0.06 per share. The information set forth above is qualified in its entirety by reference to the press release issued by priceline.com on January 27, 2000, a copy of which is attached hereto as
 Exhibit 99.4 and incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits.

           99.4   Press Release issued by priceline.com on January 27, 2000.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PRICELINE.COM INCORPORATED

                               By:  /s/ Paul E. Francis
                                    -------------------------------
                                    Name:   Paul E. Francis
                                    Title:  Chief Financial Officer

 Date:  January 31, 2000



 EXHIBIT INDEX


    Exhibit No.             Description
    -----------             -----------

        99.4        Press Release issued by priceline.com on January 27, 2000.